                          MORTGAGE LOAN CHARACTERISTICS
                           (STATISTICAL MORTGAGE POOL)

Number of loans                                                                     5,323
Aggregate outstanding principal balance                                          $265,005,724
Number of loans with prepayment penalties at origination                            2,229
Weighted average prepayment term at origination for loans
with prepayment penalties (in months)                                                 23

                                                                   AVERAGE OR
                                                                WEIGHTED AVERAGE                  RANGE
                                                                ----------------             ----------------

Outstanding principal balance(1)                                     $49,785                 $201 to $399,635
Original principal balance(1)                                        $49,996                $5,000 to $400,000
Mortgage rates(2)                                                    10.430%                6.500% to 16.250%
Original loan-to-value ratio(2)                                      95.14%                 20.00% to 100.00%
Stated remaining term to maturity (in months)(2)                       206                      117 to 359
Credit score(2)(3)                                                     682                      516 to 814

-----------
(1) Indicates average.
(2) Indicates weighted average.
(3) Mortgage loans that were scored only.

     The following tables describe the Mortgage Loans in the Statistical
Mortgage Pool and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

                          THE STATISTICAL MORTGAGE POOL

                                 MORTGAGE RATES

                                       AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                          NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL
RANGE OF MORTGAGE RATES    LOANS      OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV         DOC
-----------------------    -----      -----------      ----      ------     -----    -----------     ---         ---

6.001% to 6.500% .......      6         $719,393       0.27%      6.500%     753      $119,899       83.56%    100.00%
6.501% to 7.000% .......     13          642,788       0.24       6.797      712        49,445       90.01      81.19
7.001% to 7.500% .......     15          703,300       0.27       7.406      725        46,887       91.44      72.20
7.501% to 8.000% .......    193       10,071,183       3.80       7.866      710        52,182       89.57      68.18
8.001% to 8.500% .......    248       15,494,995       5.85       8.396      697        62,480       89.69      52.90
8.501% to 9.000% .......    406       21,350,909       8.06       8.870      697        52,588       92.13      51.05
9.001% to 9.500% .......    517       23,061,182       8.70       9.373      696        44,606       91.42      38.54
9.501% to 10.000% ......    959       51,192,021      19.32       9.876      689        53,381       95.61      27.59
10.001% to 10.500% .....    505       24,741,354       9.34      10.387      686        48,993       95.22      25.93
10.501% to 11.000% .....    794       42,062,267      15.87      10.898      668        52,975       97.26      29.63
11.001% to 11.500% .....    411       18,838,334       7.11      11.366      665        45,835       97.06      36.88
11.501% to 12.000% .....    475       23,999,749       9.06      11.895      671        50,526       97.11      19.99
12.001% to 12.500% .....    263       11,619,494       4.38      12.379      660        44,181       98.37      31.28
12.501% to 13.000% .....    336       15,667,370       5.91      12.912      679        46,629       98.31      16.78
13.001% to 13.500% .....     36        1,103,314       0.42      13.322      633        30,648       98.45      71.46
13.501% to 14.000% .....     34        1,014,581       0.38      13.895      620        29,841       98.37      64.51
14.001% to 14.500% .....     89        2,037,292       0.77      14.327      617        22,891       99.24      82.97
14.501% to 15.000% .....     18          511,082       0.19      14.764      611        28,393       99.66      90.22
15.001% to 15.500% .....      1           39,958       0.02      15.250      611        39,958      100.00     100.00
15.501% to 16.000% .....      2           35,205       0.01      15.852      616        17,603      100.00      57.41
16.001% to 16.500% .....      2           99,953       0.04      16.246      641        49,977      100.00       0.00
                          -----     ------------     ------      ------      ---       -------       -----      -----
Total ..................  5,323     $265,005,724     100.00%     10.430%     682       $49,785       95.14%     34.44%
                          =====     ============     ======      ======      ===       =======       =====      =====

     As of the Cut-off Date, Mortgage Rates of the Mortgage Loans in the
Statistical Mortgage Pool ranged from 6.500% per annum to approximately 16.250%
per annum and the weighted average Mortgage Rate of the Mortgage Loans in the
Statistical Mortgage Pool was approximately 10.430% per annum.

                       REMAINING MONTHS TO STATED MATURITY

                                                AGGREGATE                                          AVERAGE    WEIGHTED
                                  NUMBER OF     PRINCIPAL   PERCENT OF   WEIGHTED    WEIGHTED     PRINCIPAL   AVERAGE
RANGE OF REMAINING                 MORTGAGE       BALANCE    MORTGAGE     AVERAGE    AVERAGE       BALANCE    ORIGINAL  PERCENT FULL
MONTHS TO STATED MATURITY           LOANS      OUTSTANDING     POOL        COUPON  CREDIT SCORE  OUTSTANDING    LTV         DOC
-------------------------           -----      -----------     ----        ------  ------------  -----------    ---         ---

109 to 120 ..............               1          $41,789      0.02%       7.750%      769         $41,789    39.23%       0.00%
157 to 168 ..............               1           29,336      0.01       11.125       696          29,336    90.00        0.00
169 to 180 ..............           4,455      216,653,572     81.75       10.459       682          48,632    95.02       36.38
229 to 240 ..............             216        7,383,824      2.79       10.809       658          34,184    93.98       63.01
349 to 360 ..............             650       40,897,204     15.43       10.215       683          62,919    96.07       19.05
                                    -----     ------------    ------       ------       ---         -------    -----       -----
Total ...................           5,323     $265,005,724    100.00%      10.430%      682         $49,785    95.14%      34.44%
                                    =====     ============    ======       ======       ===         =======    =====       =====

     As of the Cut-off Date, the remaining term to stated maturity of the
Mortgage Loans in the Statistical Mortgage Pool ranged from 117 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans in the Statistical Mortgage Pool was approximately 206 months.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                          AGGREGATE                                                           WEIGHTED
                              NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED    WEIGHTED    AVERAGE PRINCIPAL   AVERAGE
RANGE OF ORIGINAL MORTGAGE     MORTGAGE    BALANCE      MORTGAGE   AVERAGE     AVERAGE          BALANCE       ORIGINAL  PERCENT FULL
LOAN PRINCIPAL BALANCES          LOANS   OUTSTANDING      POOL      COUPON   CREDIT SCORE     OUTSTANDING        LTV         DOC
-----------------------          -----   -----------      ----      ------   ------------     -----------        ---         ---

$50,000 or less ...........      3,474   $101,222,886    38.20%    10.595%       676            $29,137         96.41%      49.42%
$50,001 to $100,000 .......      1,430     98,985,428    37.35     10.399        683             69,221         96.11       26.99
$100,001 to $150,000 ......        251     30,077,879    11.35     10.384        687            119,832         94.98       27.37
$150,001 to $200,000 ......        122     21,909,739     8.27     10.135        693            179,588         92.30       20.08
$200,001 to $250,000 ......         22      5,017,895     1.89      9.773        686            228,086         90.54       32.20
$250,001 to $300,000 ......         10      2,847,179     1.07     10.315        692            284,718         87.89       10.07
$300,001 to $350,000 ......          9      2,949,028     1.11     10.214        674            327,670         79.14        0.00
$350,001 to $400,000 ......          5      1,995,690     0.75      9.750        687            399,138         61.73        0.00
                                 -----   ------------   ------     ------        ---            -------         -----       -----
Total .....................      5,323   $265,005,724   100.00%    10.430%       682            $49,785         95.14%      34.44%
                                 =====   ============   ======     ======        ===            =======         =====       =====

     As of the Cut-off Date, the outstanding principal balances of the Mortgage
Loans in the Statistical Mortgage Pool ranged from approximately $202 to approximately $399,635 and the average outstanding principal balance of the
Mortgage Loans in the Statistical Mortgage Pool was approximately $49,785.

                                  PRODUCT TYPES

                                            AGGREGATE                                           AVERAGE    WEIGHTED
                                NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    WEIGHTED     PRINCIPAL    AVERAGE
                                MORTGAGE     BALANCE      MORTGAGE     AVERAGE    AVERAGE       BALANCE    ORIGINAL   PERCENT FULL
PRODUCT TYPE                      LOANS    OUTSTANDING      POOL       COUPON   CREDIT SCORE  OUTSTANDING     LTV         DOC
------------                      -----    -----------      ----       ------   ------------  -----------     ---         ---

Balloon Loans ..............     4,004     $202,043,446    76.24%      10.508%       682         $50,460     95.33%      36.15%
10 Year Fixed Loans ........         1           41,789     0.02        7.750        769          41,789     39.23        0.00
15 Year Fixed Loans ........       452       14,639,461     5.52        9.774        687          32,388     90.63       39.54
20 Year Fixed Loans ........       216        7,383,824     2.79       10.809        658          34,184     93.98       63.01
30 Year Fixed Loans ........       650       40,897,204    15.43       10.215        683          62,919     96.07       19.05
                                 -----     ------------   ------       ------        ---         -------     -----       -----
Total ......................     5,323     $265,005,724   100.00%      10.430%       682         $49,785     95.14%      34.44%
                                 =====     ============   ======       ======        ===         =======     =====       =====

                   STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                  NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE
                                  MORTGAGE     BALANCE      MORTGAGE     AVERAGE   CREDIT     BALANCE     ORIGINAL   PERCENT FULL
GEOGRAPHIC AREA                     LOANS    OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING      LTV          DOC
---------------                     -----    -----------      ----       ------     -----   -----------      ---          ---

Alabama .......................       17         $550,626     0.21%      11.223%      649     $32,390       98.71%       68.08%
Arizona .......................      311       11,352,253     4.28       10.529       675      36,502       96.60        55.93
Arkansas ......................        2           61,933     0.02        9.155       713      30,967      100.00        54.34
California ....................     1307      100,827,743    38.05       10.269       682      77,144       93.37        24.88
Colorado ......................      126        5,880,411     2.22       10.682       683      46,670       96.86        43.27
Connecticut ...................       51        1,846,260     0.70       10.536       670      36,201       95.98        57.13
Delaware ......................        9          364,839     0.14       10.445       687      40,538       96.73        78.51
District of Columbia ..........       19          959,736     0.36       10.929       687      50,512       96.67         8.14
Florida .......................      332       12,963,001     4.89       10.969       679      39,045       96.34        34.71
Georgia .......................      136        4,393,384     1.66       11.170       657      32,304       99.14        63.67
Hawaii ........................       11          655,115     0.25       10.457       657      59,556       91.54        16.72
Idaho .........................       33          883,679     0.33       10.923       662      26,778       99.28        74.79
Illinois ......................      109        4,428,754     1.67       10.450       671      40,631       96.94        58.18
Indiana .......................       93        2,122,954     0.80       11.741       642      22,827       99.08        75.27
Iowa ..........................       24          624,536     0.24       10.310       673      26,022       98.84        67.72
Kansas ........................       25          587,541     0.22       11.926       635      23,502       99.86        83.00
Kentucky ......................       22          578,046     0.22       10.720       655      26,275       98.86        81.85
Louisiana .....................       40          898,207     0.34       10.445       672      22,455       96.99        46.50
Maine .........................        8          284,172     0.11        9.988       675      35,522       93.82        70.60
Maryland ......................      237       11,461,724     4.33       10.263       681      48,362       97.50        40.21
Massachusetts .................      100        6,431,908     2.43       10.717       690      64,319       96.36        37.56
Michigan ......................       55        1,594,967     0.60       11.467       672      28,999       98.51        42.29
Minnesota .....................       37        1,809,260     0.68        9.855       694      48,899       97.33        42.77
Mississippi ...................       17          476,524     0.18       11.042       664      28,031       97.76        68.02
Missouri ......................       70        1,773,079     0.67       11.297       658      25,330       99.07        88.85
Montana .......................        6          165,728     0.06       11.483       678      27,621       99.36        65.72
Nebraska ......................       28          789,510     0.30       10.907       637      28,197       96.65        91.22
Nevada ........................      383       20,883,999     7.88       10.857       693      54,527       97.41        19.22
New Hampshire .................       11          368,902     0.14       10.588       714      33,537       95.38        68.52
New Jersey ....................      105        5,956,658     2.25        9.848       690      56,730       89.95        15.07
New Mexico ....................       32        1,008,707     0.38       11.025       651      31,522       98.68        70.09
New York ......................      148       10,056,135     3.79        9.689       692      67,947       91.73        23.06
North Carolina ................       66        2,517,736     0.95       10.967       670      38,148       96.64        38.92
North Dakota ..................        1           20,586     0.01       14.250       624      20,586      100.00       100.00
Ohio ..........................       89        2,776,758     1.05       10.895       656      31,200       96.77        60.84
Oklahoma ......................       22          430,592     0.16       11.190       652      19,572       98.28        66.70
Oregon ........................      141        4,897,301     1.85       10.355       674      34,733       98.81        68.87
Pennsylvania ..................       49        1,452,516     0.55       10.547       661      29,643       97.96        45.27
Rhode Island ..................       31        1,852,982     0.70       11.129       686      59,774       89.40        17.83
South Carolina ................       31          848,085     0.32       10.260       677      27,358       90.99        61.97
South Dakota ..................        5          112,006     0.04       11.604       642      22,401      100.00        73.42
Tennessee .....................       24          811,385     0.31        9.447       649      33,808       95.80        55.43
Texas .........................      441       11,040,054     4.17        9.749       708      25,034       95.56        44.45
Utah ..........................       81        2,998,233     1.13       11.113       679      37,015       96.29        46.59
Vermont .......................        5          202,588     0.08       10.350       692      40,518       97.66        33.19
Virginia ......................      245       14,685,413     5.54       10.329       684      59,940       95.28        18.55
Washington ....................      173        6,795,654     2.56       10.466       682      39,281       97.65        59.06
West Virginia .................        4          120,142     0.05        9.928       679      30,036       85.30        22.88
Wisconsin .....................       10          390,435     0.15       10.879       667      39,043       98.74        71.19
Wyoming .......................        1           12,970     0.00        9.875       758      12,970       90.00       100.00
                                   -----     ------------   ------       ------       ---     -------       -----       ------
Total .........................    5,323     $265,005,724   100.00%      10.430%      682     $49,785       95.14%       34.44%
                                   =====     ============   ======       ======       ===     =======       =====       ======

     No more than approximately 0.53% of the Mortgage Loans in the Statistical
Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

                      ORIGINAL COMBINED LOAN-TO-VALUE RATIO

                                             AGGREGATE                                           AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED    WEIGHTED     PRINCIPAL    AVERAGE
RANGE OF ORIGINAL LOAN-         MORTGAGE      BALANCE       MORTGAGE    AVERAGE     AVERAGE      BALANCE    ORIGINAL   PERCENT FULL
TO-VALUE RATIO                    LOANS     OUTSTANDING       POOL      COUPON   CREDIT SCORE  OUTSTANDING     LTV         DOC
--------------                    -----     -----------       ----      ------   ------------  -----------     ---         ---

50.00% or less ..............        19       $1,127,637      0.43%      9.509%      696         $59,349     36.72%       18.22%
50.01% to 55.00% ............         2          134,409      0.05       7.815       679          67,205     52.65       100.00
55.01% to 60.00% ............        14        1,484,494      0.56       9.545       678         106,035     57.80         1.01
60.01% to 65.00% ............        14        1,588,579      0.60       9.183       686         113,470     62.18         7.20
65.01% to 70.00% ............        22        1,914,578      0.72       9.252       665          87,026     68.23        25.58
70.01% to 75.00% ............        38        3,208,783      1.21       8.776       670          84,442     73.24        29.21
75.01% to 80.00% ............        88        8,341,469      3.15       8.963       685          94,789     78.92        15.32
80.01% to 85.00% ............       110        6,829,101      2.58       9.821       663          62,083     83.79        22.03
85.01% to 90.00% ............       828       40,719,293     15.37       9.989       694          49,178     89.58        19.72
90.01% to 95.00% ............       909       40,285,742     15.20      10.318       696          44,319     94.68        34.30
95.01% to 100.00% ...........     3,279      159,371,640     60.14      10.752       676          48,604     99.90        40.62
                                  -----     ------------    ------      ------       ---         -------     -----       ------
Total .......................     5,323     $265,005,724    100.00%     10.430%      682         $49,785     95.14%       34.44%
                                  =====     ============    ======      ======       ===         =======     =====       ======

     As of the Cut-off Date, the original Combined Loan-to-Value Ratios of the
Mortgage Loans in the Statistical Mortgage Pool ranged from approximately 20.00%
to approximately 100.00% and the weighted average original Loan-to-Value Ratio of the Mortgage Loans Subsequent Mortgage Pool was approximately 95.14%.

                               MORTGAGE INSURANCE

                                             AGGREGATE                                           AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED     WEIGHTED     PRINCIPAL    AVERAGE
                                MORTGAGE      BALANCE      MORTGAGE    AVERAGE      AVERAGE      BALANCE    ORIGINAL   PERCENT FULL
MORTGAGE INSURANCE                LOANS     OUTSTANDING      POOL      COUPON    CREDIT SCORE  OUTSTANDING     LTV         DOC
------------------                -----     -----------      ----      ------    ------------  -----------     ---         ---

No Mortgage Insurance ........    5,323     $265,005,724    100.00%    10.430%        682         $49,785     95.14%      34.44%
                                  -----     ------------    ------     ------         ---         -------     -----       -----
Total ........................    5,323     $265,005,724    100.00%    10.430%        682         $49,785     95.14%      34.44%
                                  =====     ============    ======     ======         ===         =======     =====       =====

                                  LOAN PURPOSE

                                             AGGREGATE                                           AVERAGE     WEIGHTED
                                 NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    WEIGHTED     PRINCIPAL     AVERAGE
                                 MORTGAGE     BALANCE      MORTGAGE     AVERAGE     AVERAGE      BALANCE     ORIGINAL  PERCENT FULL
LOAN PURPOSE                       LOANS    OUTSTANDING      POOL       COUPON   CREDIT SCORE  OUTSTANDING      LTV        DOC
------------                       -----    -----------      ----       ------   ------------  -----------      ---        ---

Purchase .....................    4,375     $210,069,642     79.27%     10.574%       685         $48,016      97.08%     33.50%
Refinance - Cashout ..........      761       46,353,046     17.49       9.876        669          60,911      87.96      36.27
Refinance - Rate Term ........      187        8,583,036      3.24       9.901        674          45,899      86.46      47.57
                                  -----     ------------    ------      ------        ---         -------      -----      -----
Total ........................    5,323     $265,005,724    100.00%     10.430%       682         $49,785      95.14%     34.44%
                                  =====     ============    ======      ======        ===         =======      =====      =====

                                  PROPERTY TYPE

                                                AGGREGATE                                          AVERAGE    WEIGHTED
                                    NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED    WEIGHTED    PRINCIPAL    AVERAGE
                                    MORTGAGE     BALANCE      MORTGAGE     AVERAGE     AVERAGE     BALANCE    ORIGINAL  PERCENT FULL
PROPERTY TYPE                         LOANS    OUTSTANDING      POOL       COUPON   CREDIT SCORE OUTSTANDING     LTV         DOC
-------------                         -----    -----------      ----       ------   ------------------------     ---         ---

Single Family Residence ........     3,284     $153,834,255    58.05%      10.414%       677        $46,844      95.28%    35.09%
Planned Unit Development .......     1,075       58,777,283    22.18       10.378        682         54,677      95.10     35.20
Two-to-Four Family .............       601       36,116,704    13.63       10.561        702         60,094      94.23     30.83
Condominium ....................       341       15,524,898     5.86       10.491        684         45,528      95.95     33.53
Townhouse ......................        22          752,584     0.28       10.441        697         34,208      96.81     34.07
                                     -----     ------------   ------       ------        ---        -------      -----     -----
Total ..........................     5,323     $265,005,724   100.00%      10.430%       682        $49,785      95.14%    34.44%
                                     =====     ============   ======       ======        ===        =======      =====     =====

                              DOCUMENTATION SUMMARY

                                                 AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                    NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE
                                    MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL  PERCENT FULL
DOCUMENTATION TYPE                    LOANS     OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV         DOC
------------------                    -----     -----------      ----       ------      -----   -----------     ---         ---

Full Documentation ............      2,326       $91,270,286     34.44%     10.114%       667      $39,239      96.92%    100.00%
Reduced Documentation .........      1,288        76,932,244     29.03      10.424        692       59,730      92.33       0.00
Stated Documentation ..........      1,051        53,596,034     20.22      10.941        680       50,995      95.95       0.00
No Ratio ......................        449        31,104,362     11.74      10.573        689       69,275      96.72       0.00
No Income/No Asset ............        209        12,102,798      4.57      10.228        716       57,908      91.96       0.00
                                     -----      ------------    ------      ------        ---      -------      -----      -----
Total .........................      5,323      $265,005,724    100.00%     10.430%       682      $49,785      95.14%     34.44%
                                     =====      ============    ======      ======        ===      =======      =====      =====

                                 OCCUPANCY TYPES

                                                AGGREGATE                                          AVERAGE    WEIGHTED
                                   NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    WEIGHTED     PRINCIPAL    AVERAGE
                                   MORTGAGE      BALANCE      MORTGAGE    AVERAGE     AVERAGE      BALANCE    ORIGINAL  PERCENT FULL
OCCUPANCY                            LOANS     OUTSTANDING      POOL      COUPON   CREDIT SCORE  OUTSTANDING     LTV        DOC
---------                            -----     -----------      ----      ------   ------------  -----------     ---        ---

Primary .......................      3,919     $206,680,613    77.99%     10.377%       674         $52,738     95.93%     35.37%
Investment ....................      1,240       49,414,675    18.65      10.656        709          39,851     91.95      32.34
Second Home ...................        164        8,910,437     3.36      10.428        713          54,332     94.54      24.44
                                     -----     ------------   ------      ------        ---         -------     -----      -----
Total .........................      5,323     $265,005,724   100.00%     10.430%       682         $49,785     95.14%     34.44%
                                     =====     ============   ======      ======        ===         =======     =====      =====

                            MORTGAGE LOAN AGE SUMMARY

                                                                                        WEIGHTED    AVERAGE    WEIGHTED
                                           AGGREGATE PRINCIPAL               WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE
MORTGAGE LOAN AGE             NUMBER OF          BALANCE        PERCENT OF    AVERAGE    CREDIT     BALANCE    ORIGINAL PERCENT FULL
(MONTHS)                    MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL  COUPON      SCORE   OUTSTANDING     LTV        DOC
--------------------------  --------------     -----------     -------------  ------      -----   -----------     ---        ---

1 ........................          82           $4,616,462          1.74%     10.550%     698       $56,298     93.87%    14.74%
2 ........................         746           43,239,145         16.32      10.537      689        57,961     94.52     17.65
3 ........................       2,063          109,042,455         41.15      10.403      687        52,856     95.03     32.35
4 ........................       1,731           79,692,743         30.07      10.376      677        46,039     95.23     42.44
5 ........................         441           17,617,575          6.65      10.595      668        39,949     96.54     41.90
6 ........................         161            6,138,339          2.32      10.467      644        38,126     98.03     64.35
7 ........................          55            2,438,419          0.92      10.430      656        44,335     97.32     61.42
8 ........................          26              958,235          0.36      10.047      661        36,855     95.20     67.35
9 ........................           9              738,782          0.28       9.680      655        82,087     86.17     37.90
10 .......................           4              269,587          0.10      10.227      667        67,397     82.22     15.45
11 .......................           4              224,646          0.08      10.560      636        56,161     95.06     30.17
15 .......................           1               29,336          0.01      11.125      696        29,336     90.00      0.00
                                 -----         ------------        ------      ------      ---       -------     -----     -----
Total ....................       5,323         $265,005,724        100.00%     10.430%     682       $49,785     95.14%    34.44%
                                 =====         ============        ======      ======      ===       =======     =====     =====

     As of the Cut-off Date, the weighted average age of the Mortgage Loans in the Statistical Mortgage Pool was approximately 3 months.

                        ORIGINAL PREPAYMENT PENALTY TERM

                                                                                        WEIGHTED    AVERAGE    WEIGHTED
                                           AGGREGATE PRINCIPAL               WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE
ORIGINAL PREPAYMENT           NUMBER OF          BALANCE        PERCENT OF    AVERAGE    CREDIT     BALANCE    ORIGINAL PERCENT FULL
PENALTY TERM                MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL  COUPON      SCORE   OUTSTANDING     LTV        DOC
------------                --------------     -----------     -------------  ------      -----   -----------     ---        ---

None ...................         3,094        $145,525,882        54.91%      10.331%      688       $47,035     93.72%     32.02%
2 Months ...............             1              21,980         0.01       11.750       744        21,980    100.00       0.00
3 Months ...............            17           1,331,890         0.50       10.401       689        78,346     92.52      20.42
6 Months ...............           135          12,158,432         4.59       10.552       686        90,062     95.99       3.05
7 Months ...............            19             833,380         0.31       10.608       717        43,862     97.86      16.13
12 Months ..............           323          23,429,810         8.84       10.618       685        72,538     95.81      10.05
18 Months ..............             1              13,125         0.00        9.999       604        13,125    100.00     100.00
24 Months ..............         1,077          49,877,764        18.82       10.660       669        46,312     98.53      56.04
30 Months ..............             2              90,783         0.03        9.316       686        45,392     94.83       0.00
36 Months ..............           569          27,672,629        10.44       10.356       670        48,634     95.36      42.41
60 Months ..............            85           4,050,048         1.53       10.245       674        47,648     96.83      45.42
                                 -----        ------------       ------       ------       ---       -------     -----      -----
Total ..................         5,323        $265,005,724       100.00%      10.430%      682       $49,785     95.14%     34.44%
                                 =====        ============       ======       ======       ===       =======     =====      =====

     The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties was approximately 23 months.

                                  CREDIT SCORES

                                             AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE
                                MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL    PERCENT FULL
RANGE OF CREDIT SCORES            LOANS     OUTSTANDING       POOL      COUPON       SCORE    OUTSTANDING     LTV          DOC
----------------------            -----     -----------       ----      ------       -----    -----------     ---          ---

516 to 525                           1           $20,200      0.01%     13.000%       516       $20,200      90.00%      100.00%
526 to 550                           8           175,375      0.07      12.506        533        21,922      95.50        62.59
551 to 575                          24           497,969      0.19      12.040        562        20,749      97.04        93.98
576 to 600                         113         3,652,408      1.38      11.344        592        32,322      97.68        94.18
601 to 625                         596        23,397,914      8.83      11.301        616        39,258      97.04        64.36
626 to 650                         965        47,158,819     17.80      10.964        638        48,869      95.19        46.30
651 to 675                         920        49,404,006     18.64      10.517        663        53,700      94.62        28.53
676 to 700                         965        53,179,388     20.07      10.106        688        55,108      95.01        25.55
701 to 725                         730        38,637,861     14.58      10.040        713        52,929      95.09        24.16
726 to 750                         531        25,792,340      9.73      10.005        738        48,573      94.39        26.37
751 to 775                         336        16,181,586      6.11      10.030        762        48,159      95.45        25.31
776 to 800                         115         6,198,298      2.34       9.711        785        53,898      93.62        34.47
801 to 814                          19           709,559      0.27      10.344        808        37,345      97.38        40.01
                                 -----      ------------    ------      ------        ---       -------      -----        -----
Total                            5,323      $265,005,724    100.00%     10.430%       682       $49,785      95.14%       34.44%
                                 =====      ============    ======      ======        ===       =======      =====        =====

     The Credit Scores of the Mortgage Loans in the Statistical Mortgage Pool
that were scored as of the Cut-off Date ranged from 516 to 814 and the weighted average Credit Score of the Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date was approximately 682.